National Health Investors Q2 2025 Supplemental

TABLE OF CONTENTS

COMPANY	
COMPANY INFORMATION & LEADERSHIP	02
PORTFOLIO	
PORTFOLIO OVERVIEW	03
REAL ESTATE INVESTMENTS	04
SENIOR HOUSING OPERATING PORTFOLIO	05
OPERATING PARTNERS	06
EBITDARM LEASE COVERAGE & OCCUPANCY	07
PURCHASE OPTIONS & LEASE MATURITIES	08
INVESTMENTS	
INVESTMENT RATIONALE	09
RECENT INVESTMENTS	10
CAPITALIZATION	
CAPITALIZATION OVERVIEW	11
CAPITAL STRUCTURE	12
DEBT MATURITIES	13
SELECT DEBT COVENANTS	14
FINANCIAL	
PERFORMANCE	15
BALANCE SHEETS	16
STATEMENTS OF INCOME	17
FFO & FAD RECONCILIATION	18
ADJUSTED EBITDA RECONCILIATION	19
NOI RECONCILIATIONS	20-21
SNF REVENUE BY STATE	22
DEFERRALS & REPAYMENTS	23
GLOSSARY	24-26

FORWARD LOOKING STATEMENTS AND NON-GAAP MEASURES:

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain "forward-looking" statements as that term is defined by the Private Securities Litigation Reform Act of 1995. All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitation, those containing words such as "may," "should," "will," "believes," anticipates," "expects," "intends," "estimates," "plans," "projects," "likely," and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Such risks and uncertainties include, among other things, the operating success of our tenants, managers borrowers for collection of our lease and interest income; the success of property development and construction activities; the risk that the cash flows of our tenants, managers and borrowers would be adversely affected by increased liability claims and liability insurance costs; risks related to environmental laws and the costs associated with liabilities related to hazardous substances; risks associated with pandemics, epidemics or outbreaks; the risk of damage from catastrophic weather and other natural or man-made disasters and the physical effects of climate change; our ability to reinvest cash in real estate investments in a timely manner and on acceptable terms; the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties; operational risks with respect to our senior housing operating portfolio structured communities; risks related to our ability to maintain the privacy and security of Company information; disruptions to the management and operations of our business and the uncertainties caused by activist investors; adverse economic effects from international trade disputes (including threatened or implemented tariffs imposed by the U.S. or by foreign countries) or similar events impacting economic activity; our dependence on the ability to continue to qualify for taxation as a real estate investment trust; and other risks which are described under the heading "Risk Factors" in Item 1A in our Form 10-K for the year ended December 31, 2024. In this Supplemental Information, we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous. Unless otherwise noted, all amounts are unaudited and are as of or for the quarter ended June 30, 2025.

COVER: COUNTRYHOUSE IN ELKHORN IS A MEMORY CARE COMMUNITY IN ELKHORN, NE OPERATED BY AGEMARK SENIOR LIVING.

1 Q2 2025

LEADERSHIP

WE INVEST IN RELATIONSHIPS

NATIONAL HEALTH INVESTORS, INC. (NYSE: NHI), National Health Investors, Inc. (NYSE: NHI) is a real estate investment trust specializing in sale-leasebacks, joint-ventures, senior housing operating partnerships, and mortgage and mezzanine financing of need-driven and discretionary senior housing and medical investments. NHI's portfolio consists of independent living, assisted living and memory care communities, entrance-fee retirement communities, skilled nursing facilities, and specialty hospitals.



ERIC MENDELSOHN
President & CEO



KRISTIN S. GAINES
Chief Transaction Officer



KEVIN PASCOE
Chief Investment Officer



JOHN SPAID
Chief Financial Officer



DAVID TRAVIS
Chief Accounting Officer



BETH BLANKENSHIP
SVP, Legal Affairs



GRANT JOHNSTON
SVP, Asset Management

ANALYST COVERAGE

BMO Capital Markets: Juan Sanabria
BofA Global Research: Farrell Granath
Deutsche Bank: Omotayo Okusanya
Jefferies: Joe Dickstein
KeyBanc Capital Markets: Austin Wurschmidt
Truist Securities: Michael Lewis
Wells Fargo: John Kilichowski

CONTACT INFORMATION

National Health Investors, Inc.
222 Robert Rose Drive
Murfreesboro, Tennessee 37129
615.890.9100 | investorrelations@nhireit.com

Transfer Agent
Computershare Trust Company, N.A
P.O. Box 43078
Providence, RI 02940-3078
800.942.5909

NHI LISTED NYSE

Q2 2025 2

PORTFOLIO OVERVIEW



As of June 30, 2025

125 SENIOR HOUSING

70 SKILLED NURSING

2 SPECIALTY HOSPITAL

15 SHOP

Portfolio (DOLLARS IN THOUSANDS)	Properties	Units	Investment	Adjusted NOI[1]	Annualized	% of Total
Triple Net						
Senior Housing	115	9,839	$2,134,090	44,780	$172,730	57.4%
Skilled Nursing	65	8,524	557,996	21,292	85,166	28.3%
Specialty Hospital	1	87	42,298	975	3,900	1.3%
Mortgages and Other Notes Receivable						
Senior Housing	10	906	116,287	2,412	9,649	3.2%
Skilled Nursing	5	611	31,643	780	2,757	0.9%
Specialty Hospital	1	36	21,487	412	1,649	0.5%
Other			100,987	2,415	9,654	3.2%
Senior Housing Operating	15	1,732	360,840	3,821	15,283	5.1%
Total	**212**	**21,735**	**$3,365,628**	**$76,887**	**$300,788**	**100.0%**

[1] *Adjusted segment NOI includes the impact of assets held for sale, disposals, and loan payoffs during the quarter. The annualized impact excludes these items. May not add up due to rounding.*

PARTNERS[2]



HOSPITAL & OTHER 5.1%
SHOP 5.1%
NHC 12.9%
ENSIGN 9.3%
OTHER SNF 3.3%
HSM 3.8%
SLC 18.5%
BICKFORD 12.5%
OTHER SH 29.6%

ASSET CLASS[2]



OTHER INCOME 3.2%[3]
SHOP 5.1%
INDEPENDENT LIVING 2.2%
SENIOR LIVING CAMPUS 5.8%
SKILLED 29.2%
ASSISTED LIVING 29.6%
SPECIALTY HOSPITAL 1.8%
ENTRANCE FEE 23.0%

Sr. Hsng. Need-Driven	*35.4%*	*Other*	*3.2%*
Sr. Hsng. Discretionary	*25.2%*	*SHOP*	*5.1%*
SNF/Hospital	*31.1%*		

[2] *Based on annualized adjusted NOI of $300.8 million for contracts in place at June 30, 2025.*
[3] *Other Income consists primarily of revenue from non-mortgage notes receivable.*

3 Q2 2025

REAL ESTATE INVESTMENTS NOI

(DOLLARS IN THOUSANDS)

	Properties	Units	QTD NOI	Straight Line Revenue	NOI Less Straight Line Revenue	Non-cash Adjustments	QTD Adjusted NOI	Full Year Impact	Real Estate Investments Annualized Adjusted NOI
Leases									
Senior Housing - Need Driven									
Assisted Living	87	4,821	$ 22,840	$ 999	$ 21,841	$ 89	$ 21,930	$ 60,597	$ 82,527
Senior Living Campus	10	1,229	4,116	(78)	4,194	1	4,195	12,586	16,781
Total Need Driven	97	6,050	26,956	921	26,035	90	26,125	73,183	99,308
Senior Housing - Discretionary									
Independent Living	7	846	1,573	(56)	1,629	—	1,629	4,888	6,517
Entrance-Fee Communities	11	2,943	15,955	(135)	16,091	635	16,726	50,178	66,904
Total Discretionary	18	3,789	17,529	(191)	17,720	635	18,355	55,066	73,421
Total Senior Housing	115	9,839	44,485	730	43,755	725	44,480	128,249	172,729
Medical Facilities									
Skilled Nursing	65	8,524	21,496	204	21,292	—	21,292	63,874	85,166
Hospitals	1	87	1,075	100	975	—	975	2,925	3,900
Total Medical Facilities	66	8,611	22,571	306	22,267	—	22,267	66,799	89,066
Disposals			300	—	300	—	300	(300)	—
Total Leases	181	18,450	$ 67,356	$ 1,034	$ 66,322	$ 725	$ 67,047	$ 194,748	$ 261,795
Mortgages and Other Notes									
Senior Housing - Need Driven	9	655	$ 1,859		$ 1,859	$ (39)	$ 1,820	$ 5,459	$ 7,279
Senior Housing - Discretionary	1	251	606		606	(14)	592	1,779	2,371
Skilled Nursing	5	611	817		817	(37)	780	1,977	2,757
Hospitals	1	36	429		429	(17)	412	1,237	1,649
Other Notes Receivable			2,429		2,429	(14)	2,415	7,239	9,654
Total Mortgage and Other Notes	16	1,553	$ 6,140		$ 6,140	$ (121)	6,019	$ 17,691	$ 23,710
Total Real Estate Investments			$ 73,496	$ 1,034	$ 72,462	$ 604	$ 73,066	$ 212,439	$ 285,505

** QTD Adjusted NOI includes the impact of assets held for sale, disposals, and deferral repayments during the quarter. The annualized impact excludes assets held for sale, disposals, and approximately $1.3 million in unscheduled deferral repayments received during the quarter.*

Q2 2025 4

# SENIOR HOUSING OPERATING PORTFOLIO (SHOP)

(DOLLARS IN THOUSANDS EXCEPT REVPOR)

| Portfolio Overview | Q2 2025 | Q1 2025 | Q4 2024 | Q3 2024 | Q2 2024 |
|---|---|---|---|---|---|
| Properties | 15 | 15 | 15 | 15 | 15 |
| Units | 1,732 | 1,732 | 1,732 | 1,732 | 1,732 |
| Occupancy | 89.1% | 89.2% | 89.4% | 88.6% | 87.0% |
| REVPOR | $3,071 | $3,008 | $3,014 | $2,989 | $2,962 |
| | | | | | |
| Resident fees | $14,217 | $13,939 | $14,004 | $13,771 | $13,390 |
| Operating expenses | (9,687) | (10,162) | (10,059) | (10,065) | (9,773) |
| Management fees | (709) | (691) | (697) | (679) | (664) |
| NOI | $3,821 | $3,086 | $3,248 | $3,027 | $2,953 |
| NOI Margin | 26.9% | 22.1% | 23.2% | 22.0% | 22.1% |
| | | | | | |
| Recurring capex | $382 | $362 | $394 | $583 | $470 |

5 Q2 2025

INDUSTRY PARTNERS

Partner	Description	OWNERSHIP	MARKET FOCUS	% OF NOI[1]
Senior Living Communities	Senior Living Communities owns and operates luxury retirement communities located in Connecticut, South Carolina, North Carolina, Florida, Georgia and Indiana.	Private	EFC	18.5%
NHC National Healthcare Corporation	NHC affiliates operate for themselves and third parties 80 skilled nursing facilities with10,329 beds. NHC affiliates also operate 26 assisted living communities with 1,413 units, nine independent living communities with 777 units, three behavioral health hospitals, 34 homecare agencies, and 33 hospice agencies.	Public	SNF	12.9%
Bickford	Bickford Senior Living manages or operates over 50 independent living, assisted living, and memory care branches throughout the country. They are also an experienced developer, constructing over 150 communities.	Private	SH	12.5%
Ensign Group	The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies and other rehabilitative and healthcare services at multiple locations across 17 states.	Public	SNF	9.3%
HSM Health Services Management Inc	Health Services Management is a non-profit formed in 2000. The Company operates more than 18 skilled nursing and assisted living facilities located in Florida, Tennessee, and Texas.	NFP	SNF	3.8%
Encore Senior Living	Encore Senior Living develops, renovates and manages senior living communities. The company's portfolio consists of 43 communities in five states providing the continuum of senior care including independent living, assited living, and memory care.	Private	SH	3.7%
LCS	Based in Des Moines, Iowa, and established in 1971, Life Care Services operates and develops continuing care retirement communities, stand-alone assisted living, memory care, and rental communities nationwide.	Private	EFC	3.6%
Spring Arbor Senior Living	Spring Arbor Senior Living, a Foundry Commercial company, operates 33 senior living communities across the Mid-Atlantic, Southeast, and Midwest with a focus on serving residents and their loved ones. Spring Arbor assisted living and memory care residents enjoy a lifestyle focused on wellness with on-site therapy and a full schedule of activities, enabling residents to live life to the fullest.	Private	SH	3.3%
Discovery Senior Living	For more than 30 years, Discovery Senior Living has become a recognized industry leader in developing, building and operating luxury, resort-style communities across the United States. Discovery provides more than 15,000 homes for seniors which include: villas, senior apartments, independent living, supervised independent living, assisted living and memory care homes.	Private	SH	3.2%
PACS	PACS was founded in 2013 with two skilled nursing facilities. Since the purchase of those facilities, the PACS family consists of over 314 independent operating subsidiaries across 17 states, as well as ancillary and support services, and continues to bring its proven model of mission-driven care that balances access to a national network of support and resources with local decision making.	Public	SNF	2.3%

[1]Based on annualized adjusted NOI of $300.8 million for contracts in place at June 30, 2025.

Q2 2025 6

LEASE PORTFOLIO
EBITDARM COVERAGE & OCCUPANCY

NHI TOTAL PORTFOLIO

PROPERTY TYPE	SH	SNF	MEDICAL NON-SNF	TOTAL		
Properties	112	68	1	181		
1Q24 Coverage	1.46x	2.97x	3.27x	2.01x		
1Q24 Occupancy	84.5%	81.9%	80.4%	83.2%		
1Q25 Coverage	1.54x	3.04x	2.72x	2.06x		
1Q25 Occupancy	86.3%	83.9%	77.5%	85.1%		
PROPERTY CLASS	NEED DRIVEN	NEED DRIVEN EXCL. BICKFORD	DISCRETIONARY	DISCRETIONARY EXCL. SLC	MEDICAL	MEDICAL EXCL. NHC
Properties	98	60	14	5	69	34
1Q24 Coverage	1.35x	1.17x	1.60x	1.84x	2.98x	2.20x
1Q24 Occupancy	85.0%	85.4%	83.6%	85.1%	81.9%	74.3%
1Q25 Coverage	1.42x	1.29x	1.71x	2.19x	3.03x	2.19x
1Q25 Occupancy	86.5%	86.8%	86.0%	88.6%	83.8%	78.0%
CUSTOMERS	NHC[1]	SLC[2]	BICKFORD[3]			
Properties	35	10	38			
1Q24 Coverage	3.96x	1.49x	1.71x			
1Q24 Occupancy	88.2%	81.9%	84.2%			
1Q25 Coverage	4.16x	1.49x	1.66x			
1Q25 Occupancy	88.8%	83.5%	86.0%			

SLC & BICKFORD VERSUS NICMAP OCCUPANCY

PROPERTY TYPE	PROPERTIES	2Q 2024	3Q 2024	4Q 2024	1Q 2025	2Q 2025
SLC						
NICMAP Metro Markets		87.8%	88.5%	89.3%	89.5%	90.3%
Covered	6	84.3%	84.4%	85.7%	86.3%	86.4%
Non-Covered	4	80.7%	80.1%	79.8%	80.2%	78.6%
Total	10	83.1%	83.0%	83.8%	84.3%	83.9%
Bickford						
NICMAP Metro Markets		84.0%	84.4%	85.3%	85.8%	86.8%
Covered	27	85.9%	87.4%	88.5%	85.6%	86.2%
Non-Covered	11	83.6%	81.7%	82.9%	82.7%	81.6%
Total	38	85.4%	86.2%	87.3%	85.0%	85.2%

All tables based on trailing 12 months; excludes transitioned properties under cash-flow based leases, loans, mortgages; excludes development and lease up properties in operation less than 24 months; includes proforma cash rent for stabilized acquisitions in the portfolio less than 24 months;

[1] NHC Fixed Charge Coverage Ratio and displayed occupancies are on corporate-level. The occupancies are for the SNF portfolio only as can be seen in NHC's public filings.
[2] SLC operates 9 discretionary CCRC properties and one need driven assisted living community.
[3] Bickford coverage for the TTM ended March 31, 2024 assuming the full impact of the April 2024 rent reset was 1.55x. Bickford pro forma coverages assuming the full impact of the April 2024 rent reset and deferral repayments are 1.46x for the TTM ended 1Q 2025 and 1.36x for the TTM ended 1Q 2024.

7 Q2 2025

PURCHASE OPTIONS
& LEASE MATURITIES

TENANT PURCHASE OPTIONS (DOLLARS IN THOUSANDS)

ASSET TYPE	PROPERTIES	LEASE EXPIRATION	1ST OPTION OPEN YEAR	OPTION TYPE	CURRENT CASH RENT ($)	% OF TOTAL[1]
SH	2	May 2035	2029	A	$6,337	2.22%
SNF	1	September 2028	2028	B	$522	0.18%
SNF	1	April 2032	2031	C	$2,624	0.92%
						3.32%

Option Type:

A. Fixed base price plus a specified share on any appreciation
B. Fixed base price
C. Fixed minimun internal rate of return on NHI's investment

[1] *Based on Real Estate Investments annualized adjusted NOI of $285.5 million for contracts in palce at June 30, 2025.*

LEASE MATURITIES (ANNUALIZED CASH RENT; DOLLARS IN THOUSANDS)

	Properties	Units	SH ($)	SNF ($)	Other ($)	Total ($)	% of Total[2]
2025	—	—	—	—	—	—	—%
2026	36	4,807	1,486	37,213	—	39,286	15.0%
2027	4	803	13,845	1,876	—	15,721	6.0%
2028	12	591	11,039	522	—	11,561	4.4%
2029	13	1,579	7,339	11,407	—	18,747	7.2%
2030	—	—	—	—	—	—	—%
2031	13	2,509	57,283	—	—	57,283	21.9%
2032	2	213	1,299	2,624	—	3,923	1.5%
2033	29	2,018	31,081	—	—	31,081	11.9%
2034	16	974	9,030	3,641	—	12,671	4.8%
Thereafter	56	4,918	39,081	27,884	3,900	71,524	27.3%

[2] *Based on annualized cash lease revenue of $261.8 million for contracts in place at June 30, 2025.*

Q2 2025 8

9 Q2 2025 WE INVEST IN RELATIONSHIPS, NOT JUST PROPERTIES                                     * The average age of properties acquired since 2020 is 14.6 years. The total portfolio average age is 26.5 years. FOCUSED ON GROWING WITH OUR 38 OPERATING PARTNERS AND SELECT NEW CUSTOMERS DIVERSIFIED INVESTMENT PLAN EMPHASIZING PRIVATE PAY SENIOR HOUSING PROPERTIES AND BEST-IN-CLASS SNF OPERATORS EXPERIENCED OPERATORS WITH PROVEN RECORD OF QUALITY CARE AND VALUE CREATION LOW LEVERAGE BALANCE SHEET AND STAGGERED LONG-TERM DEBT MATURITIES –™ Ž  — Ž …“•  ‹ šœ• INVESTMENT RATIONALE INVESTMENT HISTORY* (DOLLARS IN MILLIONS) NOTES 7.8% SHOP 5.1% LEASE 87.0% SHOP Lease Notes INVESTMENT STRUCTURE

RECENT INVESTMENTS

RECENT LEASE ACTIVITIES (DOLLARS IN THOUSANDS)

	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total
Q2 2025						
Agemark Senior Living*	SH	Lease	205/6	NE	8.00%	$ 63,500
Q1 2025						
Generations, LLC*	SH	Lease	108/1	CO	8.00%	$ 21,200
Mainstay Healthcare[2]	SH	Lease	88/1	FL	8.00%	8,600[2]
Juniper Communities LLC*	SH	Lease	120/1	NJ	7.95%	46,300
						$ 139,600
Q4 2024						
Spring Arbor*	SH	Lease	522/10	NC	8.23%	121,300
William James Group, LLC*	SH	Lease	46/1	GA	8.50%	6,870
Q2 2024						
Encore Senior Living[3]	SH	Lease	110/1	WI	8.25%	32,100[3]
						$ 160,270

RECENT LOAN ORIGINATION AND OTHER DEVELOPMENT (DOLLARS IN THOUSANDS)

	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded	Remaining
Q2 2025								
Encore Senior Living	SH	Construction	84/1	MI	9.00%	$28,000	—	$28,000
Q1 2025								
Vizion Health	N/A	Mezzanine Loan	N/A	N/A	9.15%	$5,400	$(5,263)	137
Senior Living Hospitality Group, LLC[5]	N/A	Mezzanine Loan	N/A	N/A	9.00%	1,900	$(1,900)	—
						$35,300	$(7,163)	$28,137
Q4 2024								
Capital Funding Group	N/A	Mezzanine Loan	N/A	N/A	10.00%	$25,000	$(25,000)	—
Mainstay Healthcare*	SH	Mortgage Loan	141/1	FL	8.50%	9,000	(9,000)	
Mainstay Healthcare*	SH	Mezzanine Loan	N/A	N/A	8.50%	350	(350)	
Q3 2024								
The Sanders Trust*	HOSP	Mortgage Loan	36/1	FL	9.00%	27,720	(21,702)	6,018
Q2 2024								
Compass Senior Living, LLC*	SH	Mortgage Loan	165/2	OK	8.50%	9,500	(9,500)	—
Q1 2024								
Carriage Crossing Senior Living*	SH	Mortgage Loan	80/1	FL	8.75%	15,000[4]	(15,000)	—
						$86,570	$(80,552)	$6,018
Other Loan and Development Commitments								
Senior Living Hospitality Group[5]	EFC	Working Capital Note	493/2	CT	7.50%	$5,000	$(3,976)	$1,024
Timber Ridge OpCo	EFC	Working Capital Note	N/A	N/A	6.00%	5,000	—	5,000
Senior Living Communities	EFC	Revolving Credit	N/A	N/A	Variable	15,000	(14,000)	1,000
Bickford	SH	Renovation	Various	Various	NA	8,000	(2,351)	5,649
Navion Senior Solutions	SH	Renovation	48/1	NC	NA	1,000	(319)	681
Senior Living Communities	EFC	Renovation	Various	Various	NA	10,000	(4,234)	5,766
Spring Arbor	SH	Renovation	522/10	NC	8.23%	3,000	—	3,000
Juniper Communities, LLC	SH	Renovation	120/1	NJ	7.95%	750	—	750
William James Group, LLC	SH	Renovation	46/1	GA	8.5%	600	(217)	383

*Indicates new relationship
[1] Building count excludes renovations.
[2] This property was acquired in a deed in lieu of foreclosure transaction with SLM to satisfy the repayment of its $10.0 million mortgage note receivable.
[3] Acquisition was partially funded with the cancellation of a $22.2 million construction loan.
[4] Additional $2.0 million available to be funded contingent upon the performance of facility operations until March 31, 2027.
[5] Formerly referred to as Watermark Retirement.

Q2 2025 10

# CAPITALIZATION OVERVIEW

(DOLLAR AND SHARE AMOUNTS IN THOUSANDS)

| | Q2 2025 | Q1 2025 | Q4 2024 | Q3 2024 | Q2 2024 |
|---|---|---|---|---|---|
| **Balance Sheet Data** | | | | | |
| Gross cost of real estate assets | $ 3,097,842 | $ 3,031,719 | $ 2,953,548 | $ 2,820,430 | $ 2,812,154 |
| Total assets | 2,695,959 | 2,782,885 | 2,614,371 | 2,460,090 | 2,476,912 |
| Total liabilities | 1,198,665 | 1,338,300 | 1,229,195 | 1,212,680 | 1,213,440 |
| Total noncontrolling interests | 17,649 | 18,111 | 18,702 | 18,458 | 19,055 |
| Total stockholder's equity attributable to NHI | 1,479,645 | 1,426,474 | 1,366,475 | 1,228,950 | 1,244,417 |
| **Operating Data** | | | | | |
| Total revenue | $ 90,662 | $ 89,296 | $ 85,754 | $ 82,944 | $ 84,970 |
| Rental revenue - GAAP | 70,270 | 68,866 | 65,784 | 63,318 | 65,760 |
| Straight-line rents | 1,034 | 1,410 | 964 | 1,161 | 1,213 |
| Amortization of lease incentives | 725 | 725 | 724 | 723 | 723 |
| Rental revenue - Cash | 67,047 | 65,295 | 62,700 | 60,093 | 62,468 |
| Net Operating Income | 77,352 | 75,556 | 72,154 | 69,414 | 71,731 |
| Adjusted EBITDA[1] | 70,348 | 68,060 | 67,146 | 64,364 | 66,932 |
| Funds Available for Distribution | 55,957 | 56,001 | 52,073 | 49,383 | 51,779 |
| Interest expense | 15,001 | 14,337 | 15,241 | 14,939 | 14,854 |
| General & administrative expense | 6,125 | 6,829 | 5,416 | 4,810 | 4,870 |
| Diluted common shares outstanding | 46,822 | 45,879 | 45,435 | 43,987 | 43,564 |
| NAREIT FFO per diluted common share | 1.19 | 1.14 | 1.24 | 1.03 | 1.18 |
| Normalized FFO per diluted common share | 1.22 | 1.15 | 1.12 | 1.03 | 1.18 |
| **Capitalization** | | | | | |
| Common shares outstanding at end of each period | 47,473 | 46,694 | 45,688 | 43,622 | 43,443 |
| Market value of equity at end of each period | $ 3,328,807 | $ 3,448,819 | $ 3,166,178 | $ 3,666,865 | $ 2,942,394 |
| Total debt | 1,118,835 | 1,262,985 | 1,146,041 | 1,136,302 | 1,136,035 |
| Secured debt | — | 75,704 | 75,816 | 75,925 | 76,031 |
| Net debt | 1,100,195 | 1,127,981 | 1,121,752 | 1,120,752 | 1,121,269 |
| Total enterprise value | 4,429,002 | 4,576,800 | 4,287,930 | 4,787,617 | 4,063,663 |
| **Ratios** | | | | | |
| Interest coverage ratio | 4.7x | 4.7x | 4.5x | 4.3x | 4.5x |
| Fixed charge coverage ratio | 5.0x | 5.1x | 4.7x | 4.5x | 4.7x |
| Net debt to adjusted EBITDA (annualized) | 3.9x | 4.1x | 4.2x | 4.4x | 4.2x |
| Net debt as a percentage of enterprise value | 24.8 % | 24.6% | 27.6% | 23.4% | 27.6% |
| Total Debt / Gross Assets | 32.2 % | 35.6% | 35.7% | 35.7% | 35.7% |
| Secured Debt / Gross Assets | — % | 2.1% | 2.4% | 2.4% | 2.4% |
| **Dividend Information** | | | | | |
| Regular dividends declared per common share | $ 0.90 | $ 0.90 | $ 0.90 | $ 0.90 | $ 0.90 |
| Normalized FFO payout ratio per common share | 73.8% | 78.3% | 80.4% | 87.4% | 76.3% |
| Dividends declared | $ 42,726 | $ 42,024 | $ 41,119 | $ 39,260 | $ 39,099 |
| Normalized FFO payout ratio | 74.7% | 79.9% | 81.0% | 86.3% | 76.3% |
| Normalized FAD payout ratio | 76.3% | 75.0% | 79.0% | 79.5% | 75.5% |
| **Portfolio Statistics** | | | | | |
| Number of Properties | 212 | 205 | 203 | 193 | 194 |

11 Q2 2025

CAPITAL STRUCTURE

DEBT[1]



UNSECURED, VARIABLE 51.2%
UNSECURED, FIXED 48.8%

FIXED CHARGE COVERAGE



5.5x
5.9x
4.5x
4.6x
5.0x
2021
2022
2023
2024
2025[2]

REVOLVER LIQUIDITY (DOLLARS IN MILLIONS)



$800
$700
$600
$500
$400
$300
$200
$100
$0
BALANCE
AVAILABLE
$451.5
$248.5
$455.5
$244.5
$381.0
$319.0
$252.8
$447.2
$322.0
$378.0
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025

NET DEBT TO ADJUSTED EBITDA



4.9x
4.7x
4.5x
4.1x
3.9x
2021
2022
2023
2024
2025[2]

Unsecured Debt					
Fixed Rate					
Private Placement		150,000	4.45%	13.3%	0.9 years
Public Bonds		400,000	3.00%	35.5%	5.6 years
Variable Rate					
Revolving Credit Facility		378,000	5.44%	33.5%	3.3 years
Term Loan		200,000	5.67%	17.7%	0.4 years
Total Unsecured Debt	$	1,128,000			
Subtotal		1,128,000	4.48%	100.0%	3.3 years
Note Discounts		(1,796)			
Unamortized Loan Costs		(7,369)			
Total Debt	$	1,118,835			

[1] Excludes impact of unamortized discounts and loan costs
[2] Annualized, see page 19 for reconciliation
[3] Weighted average

Q2 2025 12

13 Q2 2025 DEBT SCHEDULE DEBT MATURITY SCHEDULE1       ƒ ”™ ¨ ˜‘ Œ‹€ •  Œ‹  Š  ”Š  €†ƒ€€‡ ‚†……ŒŒ  ±…  ‚€† ……… ‡„„ ˜‘ Š“ƒ €‡€  ¡ˆ ±ƒ ƒ…… ……… ‡‰† ˜‘  Š“ƒ …‡„  ‚…ŒŒ Š    … ……… „‡€€ ”™  “ƒ …‡€  ‚……ŒŒ Š    …… ……… „‡ ”™  ¬“ƒ† ‡  ‚„……ŒŒ   Š   „…… ……… €‡…… ”™  ” ‘“€ ‡‰   ‘ ‚ ƒ ……… š Ž      „‡„ €‡€ 1 As of June 30, 2025. 2 Variable rates based on daily SOFR for the revolver and 1-month term SOFR for the term loan. 3 Excludes optional extensions for the revolver and bank term loan. (DOLLARS IN MILLIONS) DEBT MATURITIES (DOLLARS IN THOUSANDS)

# SELECT DEBT COVENANTS[1]

| Credit Facility | Requirement | Q2 2025 | Q1 2025 | Q4 2024 | Q3 2024 | Q2 2024 | Q1 2024 |
|---|---|---|---|---|---|---|---|
| Leverage ratio | <= 60% | 34% | 35% | 35% | 37% | 37% | 38% |
| Unsecured leverage ratio | <= 60% | 37% | 38% | 38% | 41% | 41% | 41% |
| Secured leverage ratio | <= 30% | —% | 2% | 2% | 2% | 2% | 2% |
| Fixed charge coverage ratio | >= 1.75 | 4.89 | 4.84 | 4.69 | 4.60 | 4.60 | 4.52 |
| Tangible net worth | $1.475bn | Pass | Pass | Pass | Pass | Pass | Pass |

| Private Placement | Requirement | Q2 2025 | Q1 2025 | Q4 2024 | Q3 2024 | Q2 2024 | Q1 2024 |
|---|---|---|---|---|---|---|---|
| Leverage ratio | <= 60% | 33% | 38% | 36% | 38% | 37% | 38% |
| Unencumbered leverage ratio | <= 60% | 36% | 42% | 40% | 42% | 40% | 42% |
| Secured leverage ratio | <= 30% | —% | 2% | 2% | 2% | 2% | 2% |
| Fixed charge coverage ratio | >= 2.00 | 4.27 | 4.24 | 3.99 | 4.15 | 4.20 | 4.18 |
| Tangible net worth | $1.57bn | Pass | Pass | Pass | Pass | Pass | Pass |

| Public Bonds | Requirement | Q2 2025 | Q1 2025 | Q4 2024 | Q3 2024 | Q2 2024 | Q1 2024 |
|---|---|---|---|---|---|---|---|
| Leverage ratio | <= 60% | 33% | 37% | 35% | 37% | 37% | 37% |
| Secured leverage ratio | <= 40% | —% | 2% | 2% | 2% | 2% | 2% |
| Debt service ratio | >= 1.50 | 5.36 | 5.13 | 5.16 | 5.01 | 4.85 | 4.65 |
| Unencumbered asset ratio | >= 150% | 303% | 279% | 293% | 279% | 279% | 277% |

[1] *These calculations are made in accordance with the respective debt agreements and may be different than other metrics presented.*

Q2 2025 14

15 Q2 2025 RETURN ON INVESTED CAPITAL GENERAL & ADMINISTRATIVE AS % OF GROSS ASSETS G&A EXPENSE G&A EXPENSE EXCL.STOCK COMPENSATION EBITDARM COVERAGE1 SENIOR HOUSING SKILLED NURSING2 TOTAL TOTAL RETURN3 NHI FTSE NAREIT Equity Health Care MSCI US REIT Index                          FAD PAYOUT RATIO                  PERFORMANCE                                                                    1EBITDARM coverage is based on trailing twelve month results through the period indicated. 2 Includes NHC Fixed Charge Coverage Ratio which is based on the corporate entity. 3Through June 30, 2025

# BALANCE SHEETS

(DOLLARS IN THOUSANDS)

| | | Q2 2025 | | Q4 2024 |
|---|---|---|---|---|
| **Assets** | | (unaudited) | | |
| Real estate properties | | | | |
| Land | $ | 209,444 | $ | 191,909 |
| Buildings and improvements | | 2,880,115 | | 2,751,071 |
| Construction in progress | | 8,283 | | 10,568 |
| | | 3,097,842 | | 2,953,548 |
| Less accumulated depreciation | | (781,390) | | (742,295) |
| Real estate properties, net | | 2,316,452 | | 2,211,253 |
| Mortgage and other notes receivable, net of reserve of $18,910 and $20,249 | | 252,939 | | 268,926 |
| Cash and cash equivalents | | 18,640 | | 24,289 |
| Straight-line rent receivable | | 89,097 | | 87,150 |
| Other assets, net | | 18,831 | | 22,753 |
| Total Assets | $ | 2,695,959 | $ | 2,614,371 |
| | | | | |
| Liabilities and Stockholders' Equity | | | | |
| Debt | $ | 1,118,835 | $ | 1,146,041 |
| Accounts payable and accrued expenses | | 33,046 | | 37,757 |
| Dividends payable | | 42,726 | | 41,119 |
| Deferred income | | 4,058 | | 4,277 |
| Total Liabilities | | 1,198,665 | | 1,229,194 |
| | | | | |
| Commitments and Contingencies | | — | | — |
| Redeemable noncontrolling interest | | 9,321 | | 9,790 |
| | | | | |
| National Health Investors Stockholders' Equity: | | | | |
| Common stock, $0.01 par value; 100,000,000 shares authorized; | | | | |
| 47,473,160 and 45,687,942 shares issued and outstanding, respectively | | 475 | | 457 |
| Capital in excess of par value | | 1,863,582 | | 1,736,831 |
| Retained earnings | | 2,675,981 | | 2,604,829 |
| Cumulative dividends | | (3,060,393) | | (2,975,642) |
| Total National Health Investors Stockholders' Equity | | 1,479,645 | | 1,366,475 |
| Noncontrolling interests | | 8,328 | | 8,912 |
| Total Equity | | 1,487,973 | | 1,375,387 |
| Total Liabilities and Stockholders' Equity | $ | 2,695,959 | $ | 2,614,371 |

*(a) The Condensed Consolidated Balance Sheets include the following amounts related to our consolidated variable interest entities: $498.8 million and $505.9 million of Real estate properties, net; $10.1 million and $9.7 million of Cash and cash equivalents; $9.7 million and $10.0 million of Straight-line rents receivable; $6.1 million and $7.5 million of Other assets, net; and $4.4 million and $5.7 million of Accounts payable and accrued expenses, in each case as of June 30, 2025 and December 31, 2024, respectively.*

Q2 2025 16

# STATEMENTS OF INCOME

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

| | | Q2 2025 | | Q2 2024 |
|---|---|---|---|---|
| Revenues | | (unaudited) | | (unaudited) |
| Rental income | $ | 70,270 | $ | 65,760 |
| Resident fees and revenues | | 14,217 | | 13,390 |
| Interest income and other | | 6,175 | | 5,820 |
| | $ | 90,662 | $ | 84,970 |
| Expenses | | | | |
| Depreciation | | 19,918 | | 17,490 |
| Interest | | 15,001 | | 14,854 |
| Senior Housing operating expenses | | 10,396 | | 10,437 |
| Legal | | 1,095 | | 165 |
| Franchise, excise and other taxes | | 243 | | 47 |
| General and administrative | | 6,125 | | 4,870 |
| Proxy contest and related | | 1,308 | | — |
| Taxes and insurance on leased properties | | 2,914 | | 2,802 |
| Loan and realty losses (gains) | | (1,393) | | 1,106 |
| | | 55,607 | | 51,771 |
| Gains (losses) from equity method investment | | 1,524 | | 236 |
| Gains on sale of real estate | | 110 | | 1,517 |
| Net income | | 36,689 | | 34,952 |
| Less: net loss (income) attributable to noncontrolling interests | | 298 | | 304 |
| Net income attributable to stockholders | | 36,987 | | 35,256 |
| Less: net income attributable to unvested restricted stock awards | | (49) | | (29) |
| Net income attributable to common stockholders | $ | 36,938 | $ | 35,227 |
| | | | | |
| Weighted average common shares outstanding: | | | | |
| Basic | | 46,691,953 | | 43,397,080 |
| Diluted | | 46,822,465 | | 43,563,654 |
| | | | | |
| Earnings per common share: | | | | |
| Net income attributable to common stockholders - basic | $ | 0.79 | $ | 0.81 |
| Net income attributable to common stockholders - diluted | $ | 0.79 | $ | 0.81 |

17 Q2 2025

# FFO & FAD RECONCILIATION

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

| | | Q2 2025 | | Q2 2024 |
|---|---|---|---|---|
| Net income attributable to common stockholders | $ | 36,938 | $ | 35,227 |
| Elimination of certain non-cash items in net income: | | | | |
| Real estate depreciation | | 19,477 | | 17,276 |
| Real estate depreciation related to noncontrolling interests | | (414) | | (411) |
| Gains on sales of real estate, net | | (110) | | (1,517) |
| **NAREIT FFO attributable to common stockholders** | | 55,891 | | 51,229 |
| Proxy contest and related | | 1,308 | | — |
| **Normalized FFO attributable to common stockholders** | | 57,199 | | 51,229 |
| Non-cash lease revenue adjustments, net | | (459) | | (622) |
| Non-real estate depreciation, net | | 377 | | 181 |
| Amortization of debt issuance costs and discounts, net | | 940 | | 873 |
| Adjustments related to equity method investments, net | | (1,907) | | (847) |
| Recurring capital expenditures, net | | (494) | | (472) |
| Equity method investment non-refundable entrance fees | | 623 | | 299 |
| Note receivable credit loss expense | | (1,393) | | 452 |
| Non-cash stock-based compensation | | 1,071 | | 686 |
| Normalized FAD attributable to common stockholders | $ | 55,957 | $ | 51,779 |
| BASIC | | | | |
| Weighted average common shares outstanding | | 46,691,953 | | 43,397,080 |
| NAREIT FFO attributable to common stockholders per share | $ | 1.20 | $ | $1.18 |
| Normalized FFO attributable to common stockholders per share | $ | 1.23 | $ | $1.18 |
| DILUTED | | | | |
| Weighted average common shares outstanding | | 46,822,465 | | 43,563,654 |
| NAREIT FFO attributable to common stockholders per share | $ | 1.19 | $ | 1.18 |
| Normalized FFO attributable to common stockholders per share | $ | 1.22 | $ | 1.18 |
| PAYOUT RATIOS | | | | |
| Regular dividends per common share | $ | 0.90 | $ | 0.90 |
| Normalized FFO payout ratio per diluted common share | | 73.8% | | 76.3% |
| Dividends declared | $ | 42,726 | $ | 39,098 |
| Normalized FFO payout ratio | | 74.7% | | 76.3% |
| Normalized FAD payout ratio | | 76.3% | | 75.5% |

Q2 2025 18

# ADJUSTED EBITDA RECONCILIATION

(DOLLARS IN THOUSANDS)

| | | Q2 2025 | | Q2 2024 |
|---|---|---|---|---|
| **ADJUSTED EBITDA RECONCILIATION** | | | | |
| Net Income | | $36,689 | | $34,952 |
| Interest expense | | 15,001 | | 14,854 |
| Franchise, excise, and other taxes | | 243 | | 47 |
| Depreciation | | 19,918 | | 17,490 |
| Gains on sales of real estate, net | | (110) | | (1,517) |
| Impairment of real estate | | — | | 654 |
| Note receivable credit loss expense | | (1,393) | | 452 |
| Adjusted EBITDA | $ | 70,348 | $ | 66,932 |
| Interest expense at contractual rates | $ | 14,062 | $ | 14,029 |
| Principal payments | | 110 | | 105 |
| Fixed Charges | $ | 14,172 | $ | 14,134 |
| Fixed Charge Coverage | | 5.0x | | 4.7x |

| | | |
|---|---|---|
| **NET DEBT TO ADJUSTED EBITDA** | | |
| Consolidated Total Debt | $ | 1,118,835 |
| Less cash and cash equivalents | | (18,640) |
| Consolidated Net Debt | $ | 1,100,195 |
| Adjusted EBITDA | $ | 70,348 |
| Annualizing Adjustment | | 211,044 |
| Annualized impact of recent investments, disposals and payoffs | | — |
| Annualized Adjusted EBITDA | $ | 281,392 |
| Consolidated Net Debt to Adjusted EBITDA | | 3.9x |

19 Q2 2025

# NOI RECONCILIATIONS

(DOLLARS IN THOUSANDS)

| | | Q2 2025 | | Q2 2024 |
|---|---|---|---|---|
| **NOI SEGMENT RECONCILIATION** | | | | |
| Triple-net leased rental income | | | | |
| Senior Housing | $ | 44,485 | $ | 38,864 |
| Skilled Nursing | | 21,496 | | 20,496 |
| Hospital | | 1,075 | | 1,022 |
| Held for Sale and Disposal Revenue | | 300 | | 2,576 |
| Triple -net leased NOI | $ | 67,356 | $ | 62,958 |
| | | | | |
| SHOP Resident Fees | | 14,217 | | 13,390 |
| SHOP operating expenses | | (10,396) | | (10,437) |
| SHOP NOI | | 3,821 | | 2,953 |
| | | | | |
| Interest income and other | | 6,175 | | 5,820 |
| NOI | $ | 77,352 | $ | 71,731 |
| **NOI TO ADJUSTED NOI RECONCILIATION** | | | | |
| Straight-line revenue | | (1,034) | | (1,213) |
| Amortization of lease incentives | | 725 | | 723 |
| Amortization of commitment fees and discounts | | (121) | | 308 |
| Non-segment/Corporate | | (35) | | (76) |
| Adjusted NOI | $ | 76,887 | $ | 71,473 |

Q2 2025 20

# NOI RECONCILIATIONS

(DOLLARS IN THOUSANDS)

| | | Q2 2025 | | Q2 2024 |
|---|---|---|---|---|
| **ADJUSTED NOI RECONCILIATION** | | | | |
| Net Income | $ | 36,689 | $ | 34,952 |
| Interest | | 15,001 | | 14,854 |
| Gains on sales of real estate | | (110) | | (1,517) |
| (Gain) loss from equity method investment | | (1,524) | | (236) |
| Franchise, excise and other taxes | | 243 | | 47 |
| Legal | | 1,095 | | 165 |
| Loan and realty gains (losses) | | (1,393) | | 1,106 |
| Proxy and contest related | | 1,308 | | — |
| General and administrative | | 6,125 | | 4,870 |
| Depreciation | | 19,918 | | 17,490 |
| Consolidated NOI | $ | 77,352 | $ | 71,731 |
| Straight-line revenue | | (1,034) | | (1,213) |
| Amortization of lease incentives | | 725 | | 723 |
| Amortization of commitment fees and discounts | | (121) | | 308 |
| Non-segment/Corporate | | (35) | | (76) |
| Adjusted NOI | $ | 76,887 | $ | 71,473 |

21 Q2 2025

# SNF REVENUE BY STATE

| State | Properties | Units | Annualized Cash | Percent | Expansion |
|---|---|---|---|---|---|
| TX | 26 | 3,212 | $31,585,660 | 35.9% | No |
| FL | 10 | 1,497 | 17,574,309 | 20.0% | No |
| TN | 16 | 1,830 | 17,275,209 | 19.6% | No |
| SC | 4 | 706 | 7,302,640 | 8.3% | No |
| OR | 3 | 216 | 3,641,155 | 4.1% | Yes |
| WI | 1 | 144 | 2,624,150 | 3.0% | No |
| AL | 2 | 287 | 2,488,199 | 2.8% | No |
| MO | 5 | 756 | 2,124,039 | 2.4% | Yes |
| KY | 1 | 206 | 1,459,133 | 1.7% | Yes |
| AZ | 1 | 161 | 930,434 | 1.1% | Yes |
| VA | 1 | 120 | 917,869 | 1.0% | Yes |
| Total | 70 | 9,135 | $87,922,796 | 100.0 % | |

ANNUALIZED CASH NOI IN
ACA MEDICAID EXPANSION STATE


10.3%
89.6%
YES
NO

Q2 2025 22

DEFERRALS & REPAYMENTS[1,2]

DEFERRALS	2020	2021	2022[3]	2023[4,5]	2024[6]	Q1 2025	Q2 2025	CUMULATIVE
Bickford	$ 3,750	18,250	$ 1,000	$ (2,500)	$ —	$ —	$ —	$ 20,500
All Others	1,232	6,087	7,944	2,258	(500)	—	—	17,021
Total	$ 4,982	24,337	$ 8,944	$ (242)	$ (500)	$ —	$ —	$ 37,521

REPAYMENTS[6]	2020	2021	2022	2023	2024	Q1 2025	Q2 2025	CUMULATIVE
Bickford	$ —	—	$ 183	$ 2,295	$ 5,078	$ 1,263	$ 1,238	$ 10,057
All Others	—	87	546	3,360	6,130	770	682	11,575
Total	$ —	87	$ 729	$ 5,655	$ 11,207	$ 2,033	$ 1,920	$ 21,631

[1] *Includes all rent concessions accounted for as variable lease payments and as lease modifications.*
[2] *Prior periods adjusted to reflect the satisfaction of deferral balances upon disposition of properties.*
[3] *Q4 2022 includes a $3.0 million credit to the Bickford deferral balance as well as a $1.5 million forgiveness related to another operator.*
[4] *Q1 2023 includes a $2.5 million credit to the Bickford deferral balance.*
[5] *Q3 2023 includes a $0.5 million credit to a senior housing operator deferral balance and $0.5 million in deferrals.*
[6] *Q2 2024 includes a $0.5 million credit to a senior housing operator deferral balance.*
[7] *Includes principal and interest repayments.*

23 Q2 2025

24Q2 2025 NOTES

GLOSSARY

Adjusted EBITDA & EBITDARM

We consider Adjusted EBITDA to be an important supplemental measure because it provides information which we use to evaluate our performance and serves as an indication of our ability to service debt. We define Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Adjusted EBITDA also includes our proportionate share of unconsolidated equity method investments presented on a similar basis. Since others may not use our definition of Adjusted EBITDA, caution should be exercised when comparing our Adjusted EBITDA to that of other companies.

EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

ADJUSTED NET OPERATING INCOME

We define Adjusted NOI as total revenues, less straight-line revenue, less corporate interest income, less tenant reimbursements and property operating expenses, and adjusted for non-cash revenue items including, but not limited to, amortization of commitment fees, deferred financing costs and original issue discounts and lease incentive amortization.

CAGR

The acronym CAGR refers to the Compound Annual Growth Rate. The compound annual growth rate represents the year-over-year growth rate over a specified time period.

FFO, NORMALIZED FFO & FAD

These operating performance measures may not be comparable to similarly titled measures used by other REITs. Consequently, our FFO, normalized FFO, & normalized FAD may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of these operating performance measures, caution should be exercised when comparing our Company's FFO, normalized FFO, & normalized FAD to that of other REITs. These financial performance measures do not represent cash generated from operating activities in accordance with generally accepted accounting principles ("GAAP") (these measures do not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and are not necessarily indicative of cash available to fund cash needs.

FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT") and applied by us, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures, if any. The Company's computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or have a different interpretation of the current NAREIT definition from that of the Company; therefore, caution should be exercised when comparing our Company's FFO to that of other REITs.

Diluted FFO assumes the exercise of stock options and other potentially dilutive securities. Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs.

We believe that FFO and normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

In addition to the adjustments included in the calculation of Normalized FFO, Normalized FAD excludes the impact of any straight-line rent revenue, amortization of the original issue discount on our senior unsecured notes, amortization of debt issuance costs, non-cash stock based compensation, as well as certain non-cash items related to our equity method investment.

Normalized FAD is an important supplemental performance measure for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease. This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our senior unsecured notes and debt issuance costs to be amortized as non-cash adjustments to earnings. We also adjust Normalized FAD for the net change in our allowance for expected credit losses, non-cash stock based compensation as well as certain non-cash items related to our equity method investments such as straight-line lease expense and amortization of purchase accounting adjustments. Normalized FAD is an important supplemental measure of liquidity for a REIT as a useful indicator of the ability to distribute dividends to stockholders.

25 Q2 2025

26Q2 2025 Stabilized Lease A newly acquired triple-net lease property is generally considered stabilized upon lease-up (typically when senior-care residents occupy at least 85% of the total number of certifi ed units over at least a 12 month period) Newly completed developments, including redevelopments, are considered stabilized upon lease-up, as described above. Total Return The term Total Return refers to the total return an investor would have realized on an annual basis over a certain period assuming that all dividends are reinvested on the ex-dividend date. WACY The acronym WACY refers to Weighted Average Cash Yield, which is the anticipated rate of return upon initial investment excluding the impact of any discounts received or premiums paid. Facility Types SH - Senior housing HOSP - Hospital EFC - Entrance Fee Community MOB - Medical offi ce building SNF - Skilled nursing facility Fixed Charges The term Fixed Charges refers to interest expense and debt principal. NET OPERATING INCOME Net operating income (“NOI”) is a U.S. non-GAAP supplemental fi nancial measure used to evaluate the operating performance of real estate. We defi ne NOI as total revenues, less tenant reimbursements and property operating expenses. We believe NOI provides investors relevant and useful information as it measures the operating performance of our properties at the property level on an unleveraged basis. We use NOI to make decisions about resource allocations and to assess the property level performance of our properties. OCCUPANCY Occupancy is the average percentage of all units in our SHOP segment that are occupied during the time period described. We defi ne occupancy as the average number of units occupied in any given time period divided by the total number of available units. RevPOR RevPOR is the average monthly revenue generated by occupied units in our SHOP segment. We defi ne RevPOR as monthly resident fees and services revenue divided the number of monthly occupied units. RETURN ON INVESTED CAPITAL (ROIC) ROIC is a performance metric that intends to measure the percentage return earned on capital invested by a company. NHI calculates ROIC as TTM Normalized FAD plus contractual interest divided by the average of total assets plus accumulated deprecation less straight-line rent receivable over the TTM period. GLOSSARY

National Health Investors Q2 2025 Supplemental